LOAN NO. 400030964

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Loan Agreement") is made and entered into as of the 14 day of August, 1998, by and among JAGI CLEVELAND - HUDSON, LLC, a Delaware limited liability company ("JAGI Hudson"), JAGI CLEVELAND - INDEPENDENCE, LLC, a Delaware limited liability company ("JAGI Independence"), JAGI MONTROSE WEST, LLC, a Delaware limited liability company ("JAGI Montrose"), JAGI NORTH CANTON, LLC, a Delaware limited liability company ("JAGI Canton") ("JAGI Hudson, JAGI Independence, JAGI Montrose, and JAGI Canton sometimes collectively referred to as "Borrowers"), each having an address at 8534 East Kemper Road, Cincinnati, Ohio 45249, and AMRESCO CAPITAL, L.P., a Delaware limited partnership ("Lender"), whose address is 700 North Pearl Street, Suite 2400, LB#342, Dallas, Texas 75201.

                                 R E C I T A L S

     A. JAGI Hudson is the owner in fee simple of the land situated in the Village of Boston Heights, County of Summit, State of Ohio, and more particularly described on Exhibit A-1 attached hereto and made a part hereof, together with the improvements thereon (the "Holiday Inn Hudson").

     B. JAGI Independence is the owner in fee simple of the land situated in the City of Independence, County of Cuyahoga, State of Ohio, and more particularly described on Exhibit A-2 attached hereto and made a part hereof, together with the improvements thereon (the "Holiday Inn Independence").

     C. JAGI Montrose is the owner in fee simple of the land situated in the Township of Copley, County of Summit, State of Ohio, and more particularly described on Exhibit A-3 attached hereto and made a part hereof (the "Comfort Inn").

     D. JAGI Canton is the owner in fee simple of the land situated in the Township of Jackson, County of Stark, State of Ohio, and more particularly identified on Exhibit A-4 attached hereto and made a part hereof (the "Holiday Inn Canton").

     E. Borrowers have applied to Lender for a mortgage loan (the "Loan") to be secured by the Holiday Inn Hudson, the Holiday Inn Independence, the Comfort Inn, and the Holiday Inn Canton (individually, a "Real Property" and collectively, the "Real Properties").

     F. Lender has agreed to make the Loan, as evidenced by Lender's Commitment, dated August 3, 1998 (the "Loan Commitment"), to Borrowers, on the terms and conditions set forth in the Loan Commitment and as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereinafter set forth, it is hereby mutually agreed as follows:

     1. The Loans and Allocation. (a) Lender and Borrowers agree that the amount of the Loan shall be $44,000,000, which sum shall be evidenced by four separate promissory notes (each, a "Note" and together, the "Notes") as follows:

          (i) a $13,300,000 Note (the "Holiday Inn Hudson Note") made by JAGI Hudson to the order of Lender;

          (ii) a $21,800,000 Note (the "Holiday Inn Independence Note") made by JAGI Independence to the order of Lender;

          (iii) a $3,500,000 Note (the "Comfort Inn Note") made by JAGI Montrose to the order of Lender;

          (iv) a $5,400,000 Note (the "Holiday Inn Canton Note") made by JAGI Canton to the order of Lender.

     (b) Each Note shall be secured, in part, by a first priority mortgage and security agreement upon the Real Property owned by its maker (each, a "Mortgage" and collectively, the "Mortgages"), and secondarily by second mortgages and security agreements (each a "Second Mortgage" and collectively, the "Second Mortgages") encumbering the other Real Properties.

     (c) The Loan shall be repayable together with interest thereon, during the term specified in the Notes, all on the terms and conditions set forth in the Loan Documents, as hereinafter defined.

     2. Agreement to Borrow. Borrowers agree to borrow the proceeds of the Loan in accordance with the terms of this Loan Agreement, the Loan Commitment and the other Loan Documents.

     3. Loan Documents. (a) For the purpose of evidencing the Loan and securing unto Lender the repayment of the Loans, all interest thereon and all other amounts at any time due from Borrowers to Lender, and for the purpose of securing the performance by Borrowers of all of the covenants and undertakings as set forth herein and as set forth in the below listed documents, each of the Borrowers shall execute and deliver, or cause to be executed and delivered, as the case may be, the following documents, all of which shall be satisfactory to Lender in form and substance:

            (i) a Note;

           (ii) a Mortgage;

          (iii) an Assignment of Leases and Rents;

          (iv) a Security Agreement;

          (v) UCC Financing Statements;

          (vi) Guaranty Agreement (executed by Janus American Group, Inc.) with respect to certain obligations pertaining, in part, to each of the Real Properties;

          (vii) Environmental Liabilities Agreement;

          (viii) Closing Certificate;

          (ix) a tri-partite agreement by and among Borrower, Lender, and the hotel franchisor;

          (x) an Acknowledgment of Property Manager executed by the manager of the Real Property owned by the Borrower;

          (xi) an Assignment of Franchise Agreement assigning to Lender the Franchise Agreement pertaining to the Borrower's Real Property;

          (xii) Certification of Taxpayer Identification Number and Nonforeign Status;

          (xii) Disbursement and Receipt Certification;

          (xiv) Loans to One Borrower Certificate;

          (xv) Undelivered Items Letter;

          (xvi) an Escrow for Products Improvement Plan;

          (xvii) a Second Mortgage;

          (xviii) a Second Security Agreement; and

          (xix) such other documents as are provided for in the Commitment

     (b) This Loan Agreement, the Loan Commitment, the documents identified in
Section 3(a), and any and all other instruments now or at any time hereafter evidencing, governing, securing and/or related to the Loan, as now or hereafter amended, restated, modified or substituted, herein are referred to collectively as the "Loan Documents".

     4. Permitted Transfers of Real Properties. (a) Provided there then exists no Event of Default (defined in the Mortgages) under any of the Loan Documents, commencing on October 1, 2001, Lender agrees to permit the transfer of the entire fee simple interest in a Real Property to a person or entity not related or affiliated to any Borrower or Janus American Group, Inc. (a "Fee Transfer") on and subject to the terms and conditions set forth in Sections 12(c) of the Mortgage pertaining to such Real Property upon satisfaction of the provisions set forth in such Mortgage and provided that all other Real Properties encumbered by Mortgages which remain cross-defaulted hereunder following the Fee Transfer (for purposes of this Section 4, the "Remaining Real Properties") satisfy, in the aggregate, the Minimum Debt Service Coverage Ratio (hereinafter defined).

     (b) As used herein, the term "Minimum Debt Service Coverage Ratio" means a ratio of 1.30 to 1.00 of (i) the annual sustainable net operating income of the Real Properties in question, as determined by Lender at the time in question based on certified, historical, trailing twelve (12) months operating statements, after adjustment for reserves required by the terms of the Mortgages, compared to (ii) the annual debt service on the Notes made by the makers of the Real Properties in question.

     (c) In the event a Borrower proposes a Fee Transfer of a Real Property and the Remaining Real Properties do not, in the aggregate, satisfy the Minimum Debt Service Coverage Ratio, the Borrowers owning the Remaining Real Properties shall prepay such portion of the Loan allocable to the Remaining Real Properties as is necessary for such Remaining Real Properties to satisfy, in the aggregate, the Minimum Debt Service Coverage Ratio (each Note made by the owner of a Remaining Real Property to be prepaid by an amount equal to the product of multiplying the amount of the Loan required to be prepaid in order for the Remaining Real Properties, in the aggregate, to satisfy the Minimum Debt Service Coverage Ratio by a fraction, the numerator of which shall be the outstanding principal balance of the Note made by the owner of a Remaining Real Property, and the denominator of which shall be the outstanding principal balance of all Notes made by the owners of all the Remaining Real Properties. The required prepayments shall be accomplished by partially defeasing the Notes (a "Required Ancillary Partial Defeasance") in accordance with the terms of the Notes pertaining to partial defeasance thereof.

     (d) Upon consummation of a Fee Transfer, the Note made by the Borrower owning the transferred Real Property on the date hereof (for purposes of this Section 4, the "Original Owner") and the other Loan Documents (exclusive of this Loan Agreement) executed by the Original Owner in connection therewith shall no longer be cross-defaulted with the remainder of the Loan Documents, and Lender shall release the Second Mortgage and Second Security Agreement executed and delivered by the Original Owner. All other Loan Documents, including any Defeased Notes (defined in the Note) resulting from a Required Ancillary Partial Defeasance and the Undefeased Notes (defined in the Notes) resulting from a Required Ancillary Partial Defeasance, shall remain cross-defaulted with one another.

     (e) Upon consummation of a Fee Transfer, the Note made by the Original Owner of the transferred Real Property shall no longer be secured by any lien or security interest in the Remaining Real Properties, and the Notes pertaining to the Remaining Real Properties shall no longer be secured by any lien or security interest in the transferred Real Property. Except as aforesaid, the Notes pertaining to the Remaining Real Properties shall remain cross-collateralized by all Remaining Real Properties and, in addition, shall be cross-collateralized by a security interest in any Defeasance Deposit (defined in the Note) and any Defeasance Collateral (defined in the Note) established in connection with a Required Ancillary Partial Defeasance, by each owner of a Remaining Real Property or Successor Borrower (defined in the Notes) executing and delivering to Lender a Subordinated Defeasance Security Agreement (defined in the Notes).

     5. Defeasance. (a) No Note may be prepaid or defeased in whole or in part prior to October 1, 2001 except with respect to application of casualty or condemnation proceeds as provided in the Notes and Mortgages. Provided there then exists no Event of Default (defined in the Mortgages) under any of the Loan Documents, commencing on October 1, 2001, a Note may be defeased in whole, but not in part (except with respect to application of casualty or condemnation proceeds as provided in the Notes and Mortgages and except in connection with a Required Ancillary Partial Defeasance) provided that the conditions applicable to defeasance set forth in the Note, and the conditions set forth herein, are satisfied. A Note may be defeased in whole in accordance on and subject to the terms and conditions set forth in the Note upon satisfaction of the provisions set forth in such Note pertaining to defeasance and provided that all Real Properties encumbered by Mortgages which remain cross-defaulted hereunder following the complete defeasance of a Note (for purposes of this Section 5, the "Remaining Real Properties") satisfy, in the aggregate, the Minimum Debt Service Coverage Ratio.

     (b) In the event a Borrower elects a voluntary defeasance of a Note in full and the Remaining Real Properties do not, in the aggregate, satisfy the Minimum Debt Service Coverage Ratio, the Borrowers owning the Remaining Real Properties shall prepay such portion of the Loan allocable to the Remaining Real Properties as is necessary for such Remaining Real Properties to satisfy, in the aggregate, the Minimum Debt Service Coverage Ratio (each Note made by the owner of a Remaining Real Property to be prepaid by an amount equal to the product of multiplying the amount of the Loan required to be prepaid in order for the Remaining Real Properties, in the aggregate, to satisfy the Minimum Debt Service Coverage Ratio by a fraction, the numerator of which shall be the outstanding principal balance of the Note made by the owner of a Remaining Real Property, and the denominator of which shall be the outstanding principal balance of all Notes made by the owners of all the Remaining Real Properties. The required prepayments shall be accomplished by a Required Ancillary Partial Defeasance in accordance with the terms of the Notes pertaining to partial defeasance thereof.

     (c) Upon consummation of the defeasance of a Note in whole, the resulting Defeased Note (defined in the Note) and the other Loan Documents (exclusive of this Loan Agreement) executed by the maker of the Note which has been defeased in full (for purposes of this Section 5, the "Original Owner") in connection therewith shall remain cross-defaulted with the remainder of the Loan Documents, and any Defeased Notes resulting from a Required Ancillary Partial Defeasance shall remain cross-defaulted with the remainder of the Loan Documents, and Lender shall release the Second Mortgage and Second Security Agreement executed and delivered by the Original Owner. All other Loan Documents, including the Undefeased Notes (defined in the Notes) resulting from a Required Ancillary Partial Defeasance, shall remain cross-defaulted with one another.

     (d) Upon consummation of the defeasance of a Note in whole, the resulting Defeased Note shall no longer be secured by any lien or security interest in the Remaining Real Properties, and the Notes pertaining to the Remaining Real Properties shall no longer be secured by any lien or security interest in the Real Property owned by the Original Owner on the date hereof. Except as aforesaid, the Notes pertaining to the Remaining Real Properties shall remain cross-collateralized by all Remaining Real Properties and, in addition, shall be cross-collateralized by a security interest in any Defeasance Deposit (defined in the Note) and any Defeasance Collateral (defined in the Note) established in connection with the defeasance of a Note in full and in connection with any Required Ancillary Partial Defeasance of other Notes in connection therewith, by the maker of the Defeased Note and each owner of a Remaining Real Property (or Successor Borrower, as the case may be) executing and delivering to Lender a Subordinated Defeasance Security Agreement (defined in the Notes).

     6. Default and Cross Default. (a) Except as set forth in Section 4, there shall be a default ("Default") hereunder if there is an Event of Default under any Note or Mortgage as defined therein, including Default arising thereunder by reason of Borrowers' failing to comply with or perform or observe any agreement, covenant, obligation or condition to be performed, observed, or complied with by Borrowers under this Loan Agreement.

     (b) Borrowers agree that (i) except as set forth in Section 4, an Event of Default under any one or more of the Loan Documents shall be deemed to be an Event of Default under each and every other Loan Document, and (ii) Lender unilaterally may release or waive cross-default as it relates to any one or more of the Loan Documents at any time, provided that such waiver or release shall be in writing and shall only be effective as to the Loan Documents specifically so designated.

     7. Remedies. Upon the occurrence of a Default, Lender may exercise any or all of the following remedies:

     (a) Declare the entire indebtedness of Borrowers to Lender hereunder, under the Notes and under the other Loan Documents, together with interest thereon, and any prepayment premiums, and any other sum secured by any of the Loan Documents to be immediately due and payable, without notice; and

     (b) Exercise any and all rights and remedies provided herein, in any Mortgage (or all of them, at Lender's option) or in any of the other Loan Documents, or provided at law or in equity, including appointment of a receiver for any one or more of the Real Properties.

     8. Costs of Collection. Borrowers hereby agree that, in the event of Default, Borrowers shall pay Lender's reasonable legal costs in connection with the foreclosure and other litigation or enforcement or collection actions (whether or not suit is instituted) resulting from such Default.

     9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     10. Incorporation of Loan Commitment. In addition to, and not in limitation of, the terms, conditions and provisions hereof, all of the terms, conditions and provisions of the Loan Commitment are hereby incorporated in and made a part hereof to the same extent as if herein set forth in full. To the greatest possible extent, all of the terms, conditions and provisions of the Loan Commitment and the Loan Documents shall be deemed to be complementary, cumulative and in addition to each other; however, in the event of any inconsistency, the provisions of the Loan Documents shall govern and prevail.

     11. Notices. All notices hereunder shall be given in accordance with the provisions of the Mortgages.

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

     12. Expenses. Borrowers hereby agree to pay, immediately upon demand, all costs and expenses (including, but not be limited to, all legal fees and disbursements of Lender, whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise) incurred in connection with any permitted transfers of a Real Property or any defeasance of a Note.

     13. Severability. In the event that any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would prospectively operate, to invalidate this Agreement, then, and in any such event, such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Agreement, and the remaining provisions of this Agreement shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

     14. Variation in Pronouns. All the terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Agreement or any paragraph or clause herein may require, the same as if such word had been fully and properly written in the correct number and gender.

     15. Captions. The section titles or captions contained in this Agreement are for convenience only and shall not be deemed to define, limit or otherwise modify the scope or intent of this Agreement.

     16. Counterparts. This Agreement may be executed in multiple counterparts, all of which taken together shall constitute one and the same Agreement and the signature page of any counterpart may be removed therefrom and attached to any other counterpart.

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





     IN WITNESS WHEREOF, Borrowers and Lender have caused this Loan Agreement to be duly executed as of the day and year first above written.


                                       JAGI CLEVELAND - HUDSON, LLC,
                                       a Delaware limited liability company


                                       By Janus American Group, Inc., a Delaware
                                          corporation


                                          By  /s/ JAMES E. BISHOP
                                              ----------------------------------
                                              Name:  James E. Bishop
                                              Title: President


                                       JAGI CLEVELAND -  INDEPENDENCE,  LLC,
                                       a Delaware limited liability company


                                       By Janus American Group, Inc., a Delaware
                                          corporation


                                          By  /s/ JAMES E. BISHOP
                                              ----------------------------------
                                              Name:  James E. Bishop
                                              Title: President


                                       JAGI MONTROSE  WEST,  LLC, a Delaware
                                       limited  liability company


                                       By Janus American Group, Inc., a Delaware
                                          corporation


                                          By  /s/ JAMES E. BISHOP
                                              ----------------------------------
                                              Name:  James E. Bishop
                                              Title:  President


                                       JAGI NORTH CANTON, LLC, a Delaware
                                       limited liability company


                                       By Janus American Group, Inc., a Delaware
                                          corporation


                                          By /s/ JAMES E. BISHOP
                                             -----------------------------------
                                             Name:  James E. Bishop
                                             Title:  President

                                       AMRESCO CAPITAL, L.P., a Delaware
                                       limited partnership

                                       By: AMRESCO Mortgage Capital, Inc.,
                                           a Delaware corporation, its sole
                                           general partner

                                           By: /s/ FRED A. BROWN
                                               ---------------------------------
                                               Name:   Fred A. Brown
                                               Title:  Senior Investment Officer

                                   EXHIBIT A-1


                               HOLIDAY INN HUDSON

                                                                      EXHIBIT A


PARCEL "A"
----------

Premises/situated in the VILLAGE of BOSTON HEIGHTS, County of Summit and State of Ohio, and known as being a part of Lot No. 3 east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C. H. 115);

     Thence S 68 deg. 51' 10" East, 140.02 feet along the centerline tangent of Hines Hill Road (C. H. 115) to a point and the true place of beginning;

     Thence S 68 deg. 51' 10" East, 231.33 feet along the centerline tangent of Hines Hill Road (C. H. 115) to a point on the westerly line of a highway easement conveyed to the State of Ohio for Relocated State Route 8 and recorded in Volume 2990, Page 348 of the Summit County Record of Deeds;

     Thence along the westerline of said highway following a circular curve to the left, 33.46 feet to a point, said circular curve having a central angle of 00 deg. 38' 52", a radius of 2,959.79 feet, a tangent of 16.73 feet, and a chord of 33.46 feet;

     Thence N 70 deg. 21' 01" West, 115.10 feet along the westerly line of said highway;

     Thence S 55 deg. 36' 00" East, 136.05 feet along the westerly line of said highway;

     Thence along the westerly line of said highway following a circular curve to the left, 248.43 feet to a point, said circular curve having a central angle of 04 deg. 48' 43", a radius of 2,959.79 feet, a tangent of 124.29 feet, and a chord of 248.36 feet:

     Thence WEST, 146.07 feet to a point;

     Thence NORTH, 35.00 feet to a point;

     Thence WEST, 224.32 feet to a point;

     Thence NORTH 210.26 feet to a point

     Thence S 75 deg. 26' 37" East, 114.26 feet to a point;

     Thence NORTH 183.95 feet to a point and the true place of beginning, and containing 2.2659 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways, and easements of record.

PARCEL "B"
----------

Situated in the Village of Boston Heights, County of Summit and State of Ohio, and known as being a part of Lot No. 3, east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C. H. 115);

     Thence S 200.55 feet along the westerly line of said lot No. 3, to a point and the true place of beginning;

     Thence S 75 deg. 26' 37" East, 20.66 feet to a point;

     Thence SOUTH 210.26 feet to a point;

     Thence EAST 224.32 feet to a point;

     Thence SOUTH 35.00 feet to a point;

     Thence EAST 146.07 feet to a point on the westerly line of a highway easement conveyed to the State of Ohio for relocated State Route 8 and recorded in Volume 2990, Page 348 of the Summit County Record of Deeds;

     Thence along the westerly line of said highway following a circular curve to the left, 44.28 feet to a point, said circular curve having a central angle of 00 deg. 51' 26", a radius of 2,959.79 feet, a tangent of 22.14 feet, and a chord of 44.28 feet;

     Thence along the westerly line of said highway the following courses:

          S 13 deg. 48' 20" East, 304.94 feet to a point.

          S 14 deg. 49' 10" East, 116.68 feet to a point

          S 12 deg. 55' 00" East, 473.76 feet to a point

          N 89 deg. 14' 30" East, 15.70 feet to a point

          S 14 deg. 49' 10" East, 116.89 feet to a point on the northerly right-of-way line of the Ohio Turnpike Project No. 1, as recorded in Plat Book 44, Page 154 of the Summit County Records of Plats;

Thence along the northerly line of said highway following a circular curve to the left, 5251 feet to a point, said circular curve having a central angle of 00 deg. 15' 32", a radius of 11,619.16 feet, a tangent of 26.25 feet, and a chord of 52.50 feet;

Thence N 03 deg. 36' 10" West, 50.00 feet to a point;

Thence N 77 deg. 05' 00" East, 4.50 feet to a point;

Thence N 12 deg. 55' 00" West, 381.49 feet to a point;

Thence West, 516.83 feet to a point on the westerly line of Lot No. 3;

Thence NORTH, 858.03 feet along the westerly line of Lot No. 3 to a point and the true place of beginning, and containing 7.0156 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways and easements of record.

PARCEL "C"
----------

Situated in the Village of Boston Heights, the County of Summit and State of Ohio, and known as being a part of Lot No. 3, east of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northwest corner of said Lot No. 3, said stone being at the intersection of the centerline tangents of Hines Hill Road (C.H. 115),

     Thence SOUTH 1,058.58 feet along the westerly line of said Lot No. 3 to a point and the true place of beginning;

     Thence EAST 516.83 feet to a point;

     Thence S 12 deg. 55' 00" East, 256.49 feet to a point;

     Thence WEST 574.16 feet to point on the westerly line of said Lot No. 3;

     Thence NORTH along the westerly line of said Lot No. 3, 250.00 feet to a point and the true place of beginning, and containing 3.1309 acres of land as determined by Messmore & Fay, Registered Surveyors in February, 1975, but subject to all legal roads, highways, and easements of record.

The above described Parcels "A", "B" and "C" also include the use of the following described easement for ingress and egress from Hines Hill Road;

Situated in the Village of Boston Heights, County of Summit, and State of Ohio, and known as being a part of Lot No. 16, East of the Cuyahoga River, formerly in Boston Township, and more fully described as follows:

     Beginning at a stone at the northeast corner of Lot No. 16 on the centerline of Hines Hill Road (C. H. 115);

     Thence SOUTH, 1,110.00 feet along the easterly line of Lot No. 16 to a point;

     Thence WEST, 40.00 feet to a point;

     Thence NORTH, 1,110,00 feet to a point on the center line of Hines Hill
     Road;

     Thence EAST, 40.00 feet along the center line of Hines Hill Road to the place of beginning.

Together with all rights, title and interest which the grantor now holds or hereafter acquire in and to an easement for ingress and egress as more fully set forth in a Right-of-Way Agreement from The Bostonian Country Club, Inc. to The Bostonian Company and Galburton Inn, Inc. dated September 19, 1966 and filed for record October 5, 1966 in Volume 4622, Page 637 of Summit County Records.

Together with all rights, title and interest in and to an EASEMENT for ingress and egress to include parking privileges on PARCEL "B" described above.

                                   EXHIBIT A-2


                            HOLIDAY INN INDEPENDENCE

                                                                       EXHIBIT A
PARCEL NO. 1:

Situated in the City of Independence, County of Cuyahoga and State of Ohio and known as being part of Original Independence Township Lot No. 21, Tract No. 2, West of River and is bounded and described as follows:

Beginning at a 1" iron pin monument found in the centerline of Rockside Road, 80 feet in width, at its intersection with the Westerly line of said Lot No. 21;

Thence South 73 deg. 38' 43" East, 1074.21 feet along the centerline of Rockside Road, passing through a 1" iron pin monument at 928.43 feet;

Thence North 06 deg. 00' 22" East 190.66 feet along the Easterly line of land conveyed to William F. Bay by the deed recorded in Volume 9487, Page 564 of Cuyahoga County Deed Records and the most Easterly line of land conveyed to George Hajek and Stella Hajek by the deed recorded in Volume 4871, Page 402 of Cuyahoga County Deed Records, to the principal place of beginning, of the premises herein to be described;

Thence North 83 deg. 59' 38" West, 143.30 feet to a point;

Thence South 06 deg. 00' 22" West, 14.00 feet to a point of compound curvature in the Northeasterly line of Frontage Road, 60 feet in width, also being on the Northeasterly line of Parcel No. 410AWD as shown by the deed to the State of Ohio recorded in Volume 12396, Page 621 of Cuyahoga County Deed Records;

Thence Northwesterly along the arc of a circle deflecting to the left 45.24 feet, said arc having a radius of 142.47 feet and a chord which bears North 64 deg. 33' 46" West, 45.05 feet along the Northeasterly line of Frontage Road to a point of tangency therein,

Thence North 73 deg. 39' 37" West, 275.63 feet along said Northeasterly line to a point of curvature in the Northeasterly line of Parcel No. 410WD as shown by the deed to the State of Ohio recorded in Volume 12389, Page 491 of Cuyahoga County Deed Records.

Thence Northwesterly along the arc of a curve deflecting to the right, 45.85 feet, said arc having a radius of 32.00 feet and a chord which bears North 32 deg. 36' 32" West 42.03 feet to a point of tangency in the Easterly line of Frontage Road;

Thence North 08 deg. 26' 33" East 548.15 feet along said Easterly line to the Southerly line of land conveyed to Frank Trem and Ruth Trem by the deed recorded in Volume 12379, Page 357 of Cuyahoga County Deed Records;

Thence South 81 deg. 34' 00" East 146.47 feet along said Southerly line to an angle point therein;

Thence North 87 deg. 54' 35" East, 316.70 feet along said Southerly line and the Northerly line of land so conveyed to George Hajek and Stella Hajek as aforementioned;

Thence South 06 degrees 00' 22" West, 669.32 feet along the Easterly line of land so conveyed to George Hajek and Stella Hajek to the principal place of beginning, according to a survey by Dempsey & Neff Inc., dated October 18, 1994.

PARCEL NO. 2

Situated in the City of Independence, County of Cuyahoga and State of Ohio and known as being part of original Independence Township Lot No. 21, Tract No. 2, West of River and bounded and described as follows:

Beginning at a 1" iron pin monument found in the centerline of Rockside Road, 80 feet in width, at its intersection with the Westerly line of said Original Lot No. 21;

Thence South 73 deg. 38' 43" East, 551.77 feet along the centerline of Rockside Road to its intersection with the Easterly line of land conveyed to S-I-D Management Co., by deed dated August 4, 1967 and is recorded in Volume 12149, Page 333 of Cuyahoga County Deed Records;

Thence North 08 deg. 23' 17" East, 96.00 feet along the Easterly line of land so conveyed to the most Southerly corner of Parcel No. 409WD conveyed to the State of Ohio by the deed recorded in Volume 12357, Page 639 of Cuyahoga County Deed Records;

Thence North 23 deg. 36' 20" West, 69.41 feet along the Southwesterly line of said Parcel No. 409WD and a Southwesterly line of Frontage Road, 60 feet in width, to an angle point therein,

Thence North 08 deg. 26' 33" East, 413.00 feet along the Westerly line of said Parcel No. 409WD and Frontage Road to its intersection with the Northerly line of land conveyed to C-C Restaurant LTD-9 dated December 12, 1985 and recorded in Volume 85-6917, Page 63 of Cuyahoga County Deed Records and the principal place of beginning of the premises herein to be described;

Thence North 81 deg. 33' 27" West, 166.00 feet along the Northerly line of land so conveyed to an angle point therein;

Thence South 77 deg. 59' 26" West, 162.50 feet along said Northerly line, parallel to a line drawn between the center of the existing transmission towers, to the Easterly line of Parcel No. 409WL as conveyed to the State of Ohio by the deed recorded in Volume 12357, Page 639, said Easterly line also being the Easterly line of Interstate Route 77,

Thence North 16 deg. 49' 33" East, 415.27 feet along said Easterly line to an angle point therein;

Thence North 54 deg. 52' 41" East, 75.61 feet along said Easterly line to an angle point therein;

Thence North 21 deg. 37' 43" East, 209.82 feet along said Easterly line to the Northeasterly corner of Parcel No. 409WL as aforementioned and the Northerly line of Original Lot No. 21;

Thence North 88 deg. 11' 40" East, 193.93 feet along said Northerly line of Original Lot No. 21 to the Northeasterly corner of land so conveyed to S-I-D Management Co., as aforesaid;

Thence South 08 deg. 23' 17" West, 217.39 feet along the Easterly line of land so conveyed to the most Northerly corner of Parcel No. 409WD as aforementioned and the Westerly line of Frontage Road;

Thence Southwesterly along the arc of a curve deflecting to the left, 233.15 feet, said arc having a radius of 749.38 feet and a chord which bears South 17 deg. 21' 20" West, 232.21 feet along said Westerly line to a point of tangency therein;

Thence continuing South 08 deg. 26' 33" West, 198.16 feet along said Westerly line to the principal place of beginning, according to a survey by Dempsey & Neff, Inc., dated October, 18, 1994.

                                   EXHIBIT A-3


                                   COMFORT INN

                                  EXHIBIT "A"

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being the south 122 feet of Lot Number 14, all of Lot Number 15 and the north 75 feet of Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Parcel Number 1-South 122 feet of Lot Number 14.
-----------------------------------------------

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W for a distance of 1298.76 feet to a point, said point being the northwest corner of said Lot Number 14, thence continuing S 00 deg. 13' 30" W for a distance of 96.00 feet to the true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following five (5) courses and distances;

1) Thence S 89 deg. 46' 30" E for a distance of 400.60 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence S 02 deg. 47' 57" W along said western right of way line for a distance of 19.29 feet to a point, said point being a point of curvature;

3) Thence continuing along said western right of way line along the arc of a curve to the right having the following properties;

            Delta           = 01 deg. 33' 28"
            Radius          = 3784.72 feet
            Tangent         =   51.45 feet
            Chord           =  102.90 feet
            Chord Bearing   = S 03 deg. 34' 41" deg. W for a distance of 102.90
                              feet to a point, said point being the
                              southeast corner of said Lot Number 14;

4) Thence N 89 deg. 46' 30" W along the southern line of said Lot Number 14 for a distance of 393.72 feet to a point, said point being the southwest corner of said Lot Number 14;

5) Thence N 00 deg. 13' 30" E along the western line of said Lot Number 14 and western line of said Montrose West Allotment for a distance of 122.00 feet to a point; said point being the true place of beginning, and containing
     1.1132 acres of land, more or less, and subject to all easements, restrictions, and convenants of record.

Parcel Number 2--All of Lot Number 15
-------------------------------------

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being all of Lot Number 15 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W along the western line of said Montrose West Allotment for a distance of 1516.76 feet to a point, said point being the northwest corner and true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following four (4) courses and distances;

1) Thence S 89 deg. 46' 30" E along the north line of said Lot Number 15, said north line also being the south line of Parcel Number 1 as above described, for a distance of 393.72 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence along the said western right of way line, along the arc of a curve to the right having the following properties;

                  Delta           = 04 deg. 52' 40"
                  Radius          = 3784.72 feet
                  Tangent         =  161.20 feet
                  Chord           =  322.12 feet
                  Chord Bearing   = S 06 deg. 47' 45" W for a distance of 322.21
                                    feet to a point, said point being the
                                    southeast corner of said Lot Number 15;

3) Thence N 89 deg. 46' 30" W along the south line of said Lot Number 15 for a distance of 356.86 feet to a point; said point being the southwest corner of said Lot Number 15;

4) Thence N 00 deg. 13' 30" E along the western line of said Lot Number 15 for a distance of 320.00 feet to a point, said point being the true place of beginning, and containing 2.7738 acres of land, more or less, and subject to all easements, restrictions, and covenants of record.

Parcel Number 3--North 75 feet of Lot Number 16
----------------------------------------------

Situated in the Township of Copley, County of Summit, State of Ohio and known as being part of original Copley Township Lot Number 2, also known as being the north 75 feet of Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Rerecord of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W along the western line of said Montrose West Allotment for a distance of 1836.76 feet to a point, said point being the northwest corner of said Lot Number 16 and true place of beginning of the parcel of land hereinafter described;

Thence clockwise along the following four (4) courses and distances;

1) Thence S 89 deg. 46' 30" E along the north line of said Lot Number 16, said north line also being the south line of Parcel Number 2 as above described, for a distance of 356.86 feet to a point, said point being on the western right of way line of Montrose West Avenue (70 feet);

2) Thence along the said western right of way line, long the arc of a curve to the right having the following properties;

                Delta           = 01 deg. 09' 05"
                Radius          = 3784.72'
                Tangent         =   38.03'
                Chord           =   76.06'
                Chord Bearing   = S 09 deg. 48' 37.5" W for a distance of 76.06
                                  feet to a point;

3) Thence N 89 deg. 46' 30" W for a distance of 344.19 feet to a point, said point being on the western line of said Lot Number 16;

4) Thence W 00 deg. 13' 30" E along said western line for a distance of 75.00 feet to a point, said point being the true place of beginning, and containing 0.6037 acres of land, more or less, and subject to all easements, restrictions, and covenants of record.

The total acreage of all three parcels in 4.4907 acres.

Excepting therefrom the following described premises:

Situated in the Township of Copley, County of Summit, State of Ohio, and known as being part of original Copley Township Lot Number 2, also known as being the south 42.42 feet of Original Lot Number 15 and north 75.00 feet of Original Lot Number 16 of the Montrose West Allotment Phase I-Part 2 and Re-record of Phase I as recorded in Plat Cabinet "B" Slides 747 to 753 of said County Records and being further described as follows:

Beginning at the northwest corner of said Montrose West Allotment, said northwest corner also being the northwest corner of Lot Number 1 of said Montrose West Allotment, thence S 00 deg. 13' 30" W. along the western line of said Montrose West Allotment for a distance of 1836.76 feet to a point, said point being the northwest corner of Lot Number 16 of said Montrose West Allotment, said point also being the True Place of Beginning of the parcel of land hereinafter described, thence clockwise along the following five (5) courses and distances:

1. Thence N 00 deg. 13' 30" E. along the westerly line of said Lot Number 15 for a distance of 42.42 feet to a point;

2. Thence S 89 deg. 46' 30" E. for a distance of 363.33 feet to a point, said point being on the westerly right of way line of Montross West Avenue (75 feet wide);

3. Thence along said westerly right of way line along the arc of a curve to the right having the following properties:

                Delta           = 01 deg. 48' 04"
                Radius          = 3784.72
                Tangent         =   59.49
                Chord           =  118.97
                Chord Bearing   = S 09 deg. 29' 10" W. for a distance of 118.98
                                  feet to a point;

4. Thence N 89 deg. 46' 30" W. for a distance of 344.18 feet to a point, said point being on the westerly line of said Lot Number 16;

5. Thence N 00 deg. 13' 30" E. along the westerly line of said Lot Number 16 for a distance of 75.00 feet to the True Place of Beginning and containing
     0.9544 of an acre of land of which 0.6037 of an acre is in Lot Number 16 and 0.3507 of an acre is in Lot Number 15, more or less, and subject to all easements, restrictions and covenants of record as surveyed under the supervision of L. Terry Frease, P.S., Number 5917, for GPD Associates, in September of 1992.

                                   EXHIBIT A-4


                               HOLIDAY INN CANTON

                                                                       EXHIBIT A

PARCEL 1

Situated in the Township of Jackson, County of Stark and State of Ohio: and known as being part of the Northwest Quarter of Section No. 24, Township 11, Range 9, Jackson Township, and being further described as follows:

Beginning at an iron pin at the Southeasterly corner of said Northwest Quarter of Section No. 24; thence from said place of beginning North 2 deg. 14' 12" East, measured along the Easterly line of said Northwest Quarter of Section No. 24 and along the center line of Dressler Road, Proposed, 80 feet wide, 1065.06 feet to a point therein; Thence North 87 deg. 45' 48" West, 40.00 feet to a point in the Westerly line of said Dressler Road, proposed, which is the principal place of beginning for premises herein described; Thence from said principal place of beginning North 56 deg. 05' 21" West, 83.99 feet to a point in the Southeasterly curved line of Everhard Road, 80 feet wide; Thence Northeasterly, along said Southeasterly curved line of Everhard Road, 25.00 feet along the arc of a circle, deflecting to the right, said arc having a radius of 1870.73 feet and a chord which bears North 65 deg. 19' 32" East, 25.00 feet to a point of compound curvature at the Southwesterly end of a curved turnout, between said Southeasterly curved line of Everhard Road and said Westerly line of Dressler Road, Proposed; Thence Northeasterly and Southeasterly along said curved turnout, 69.16 feet along the arc of a circle, deflecting to the right, said arc having a radius of 34.00 feet and a chord which bears South 56 deg. 01' 39" East, 57.83 feet to a point of tangency in said Westerly line of Dressler Road Proposed; Thence South 2 deg. 14' 12" West, measured along said Westerly line of Dressler Road, Proposed, 25.00 feet to the principal place of beginning.

PARCEL 2

Situated in the Township of Jackson, County of Stark and State of Ohio: and known as being part of the Northwest Quarter of Section No. 24, Township 11, Range 9, Jackson Township, and being further described as follows:

Beginning at an iron pin at the Southeasterly corner of said Northwest Quarter of Section No. 24; Thence from said place of beginning North 2 deg. 14' 12" East, measured along the Easterly line of said Northwest Quarter of Section No. 24 and along the center line of Dressler Road, Proposed, 80 feet wide, 588.34 feet to a point therein; Thence North 87 deg. 53' 14" West, 40.00 feet to a point in the Westerly line of said Dressler Road, Proposed, which is the principal place of beginning for premises herein described; Thence from said principal place of beginning, continuing North 87 deg. 53' 14" West, 696.8 feet to a point in the Southeasterly curved line of Everhard Road, 80 feet wide; Thence Northeasterly along said Southeasterly curved line of Everhard Road, 696.47 along the arc of a circle, deflecting to the right, said arc having a radius of 1870.73 feet and a chord which bears North 50 deg. 26' 55" East, 692.45 feet to a point therein; Thence South 56 deg. 51' 03" East, 210.46 feet to a point in said Westerly line of Dressler Road, Proposed. Thence South 2 deg. 14' 12" West, measured along said Westerly line of Dressler Road Proposed, 351.81 feet to the principal place of beginning.